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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To American Ecology Corporation:



As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 11, 1996, included in this Form 10K, into the Company's previously filed Registration Statements on Form S-8 File Nos 33-55762, 33-58076, 33-11578, each as filed with the Securities and Exchange Commission.


ARTHUR ANDERSEN LLP




Houston, Texas
May 17, 1996